UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

H.B. Fuller Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! H.B. FULLER COMPANY 2023 Annual Meeting Vote by April 5, 2023 11:59 PM ET H.B. FULLER COMPANY P.O. BOX 64683 ST. PAUL, MN 55164-0683 D95856-P82836 You invested in H.B. FULLER COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 6, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 23, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* April 6, 2023 10:00 a.m. Central Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/FUL2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This notice only provides an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. Please follow the instructions on the reverse side to access these materials and to vote on important matters. Board Recommends Voting Items 1. The election of three directors named in the attached Proxy Statement. Three directors will serve for a three-year term until the 2026 Annual Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier resignation or removal.  Nominees: For 01) Daniel L. Florness (Class III) 02) Lee R. Mitau (Class III) 03) Teresa J. Rasmussen (Class III) 2. The ratification of the appointment of Ernst & Young LLP as H.B. Fuller’s independent registered public accounting firm for the fiscal year ending December 2, 2023. For 3. A non-binding advisory vote to approve the compensation of our named executive officers as disclosed in the Proxy Statement. For 4. A non-binding advisory vote on the frequency of an advisory vote on executive compensation of our named executive officers as disclosed in the Proxy Statement. 1 Year 5. Approval of the Second Amendment and Restatement of the H.B. Fuller Company 2020 Master Incentive Plan to increase shares and adopt certain other amendments. For NOTE: If any other matters properly come before the meeting, the persons named in the proxy statement will vote intheir discretion. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D95857-P82836